Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-17
                            POOL PROFILE (11/16/2005)

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                                             30 YR POOL          Tolerance
                                            ------------    --------------------
AGGREGATE PRINCIPAL BALANCE                 $700,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Dec-05                     N/A
INTEREST RATE RANGE                           4.75-6.875%                    N/A
GROSS WAC                                          5.920%          (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                       0.250%
MASTER SERVICING FEE                             1.0 bps on Securitization only
WAM (in months)                                      358          (+/- 2 months)

WALTV                                                 70%          (maximum +2%)

CALIFORNIA PERCENT                                    42%       (maximum 49.99%)
SINGLE LARGEST ZIP CODE PERCENT                        1%          (maximum +2%)

AVERAGE LOAN BALANCE                            $402,703      (maximum $635,000)
LARGEST INDIVIDUAL LOAN BALANCE               $2,475,000    (maximum $2,500,000)

CASH OUT REFINANCE PERCENT                            32%          (maximum +5%)

PRIMARY RESIDENCE PERCENT                             96%          (minimum -5%)

INTEREST ONLY                                        100%         (maximum 100%)

Pledged Asset %                                        0%           (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                        90%          (minimum -3%)

FULL DOCUMENTATION PERCENT                            41%          (minimum -2%)

Co-Op %                                                1%           (maximum 1%)

WA FICO                                              746            (minimum -5)

UNINSURED > 80% LTV PERCENT                         0.10%          (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

Estimated Dispersion:
            4.750%          $871
            5.000%          $270
            5.375%        $2,300
            5.500%       $12,583
            5.625%       $33,492
            5.750%      $168,179
            5.875%      $211,882
            6.000%      $123,425
            6.125%       $70,623
            6.250%       $46,488
            6.375%       $17,538
            6.500%        $9,553
            6.625%        $1,376
            6.750%          $324
            6.875%        $1,094

            5.920%      $700,000

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-17
                               PRICING INFORMATION
                            POOL PROFILE (11/16/2005)

RATING AGENCIES                                              TBD by Wells Fargo

PASS THRU RATE                                                             5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                       0.30%

AAA STRUCTURE DUE DATE                                       5-Dec-05

Structure received or changes to structures past the due date will incur a $10,000 fee.

Structure delivered to WF by December 9- Delivery of prospectus day before settlement

Structure delivered to WF by December 13 -Delivery of prospectus day of settlement

Structure delivered to WF December 14 or later- Possible change of settlement date

SETTLEMENT DATE                                              22-Dec-05

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                           AAA         4.20%
2005-17 to be determined by                               AA         1.60%
Wells Fargo.                                               A         0.95%
                                                         BBB         0.55%
                                                          BB         0.35%
                                                           B         0.20%

WFASC Securitization Program as follows:

      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.

      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.

      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.

      4)    Wells Fargo Bank, N.A. will act as custodian.

      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-17. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.

WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

                            WFASC Denomination Policy

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                                          Minimum       Physical     Book Entry
Type and Description of Certificates    Denomination  Certificates  Certificates
                                           (1)(4)
--------------------------------------  ------------  ------------  ------------

Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS, Non-complex
components (subject to reasonable
prepayment support)                       $25,000       Allowed       Allowed

Companion classes for PAC, TAC,
Scheduled Classes                         $100,000      Allowed       Allowed

Inverse Floater (Including Leveraged),
PO, Subclasses of the Class A that
provide credit protection to the Class
A, Complex multi-component
certificates                              $100,000      Allowed       Allowed

Notional and Nominal Face IO                (2)         Allowed       Allowed

Residual Certificates                       (3)         Required    Not Allowed

All other types of Class A
Certificates                                (5)           (5)           (5)

Class B (Investment Grade)                $100,000      Allowed       Allowed

Class B (Non-Investment Grade)            $250,000      Required    Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.